Janus Investment Fund

Janus Henderson Balanced Fund	Janus Henderson Global Select Fund
Janus Henderson Contrarian Fund	Janus Henderson Global Sustainable Equity Fund
Janus Henderson Emerging Markets Fund	Janus Henderson Global Technology and Innovation Fund
Janus Henderson Enterprise Fund	Janus Henderson Growth and Income Fund
Janus Henderson European Focus Fund	Janus Henderson Overseas Fund
Janus Henderson Forty Fund	Janus Henderson Research Fund
Janus Henderson Global Equity Income Fund	Janus Henderson Triton Fund
Janus Henderson Global Life Sciences Fund	Janus Henderson U.S. Dividend Income Fund
Janus Henderson Global Real Estate Fund	Janus Henderson Venture Fund
Janus Henderson Global Research Fund

(each, a “Fund” and collectively, the “Funds”)

Class D Shares

Supplement dated October 28, 2024

to Currently Effective Prospectuses

Effective immediately, the Funds’ prospectuses are amended as follows:

1.	Under “Doing Business with Janus Henderson” in the Shareholder’s Manual section of the Funds’ prospectuses, the following information replaces the corresponding information in its entirety:

For Overnight Mail

Janus Henderson

801 Pennsylvania Avenue, Suite 219109

Kansas City, MO 64105-1307

2.	Under “Available Incentive Programs” in the Shareholder’s Manual section of the Funds’ prospectuses, the following paragraph replaces the fifth paragraph in its entirety:

Ready. Invest. Go. Program

New investors creating a new Janus Henderson direct account are eligible to participate in the Transfer Agent’s Ready. Invest. Go. Program. After the new investor has completed the required Ready. Invest. Go. Program Contract, the Transfer Agent will fund the $100 initial investment required for new investors provided that new investors enroll in Janus Henderson’s automatic investment program in an amount equal to at least $50 per month. New investors will forfeit the $100 bonus contributed by the Transfer Agent if their account is closed or if their automatic monthly investment program payment is terminated within two years from the date the initial investment was made. Investor-initiated amounts outside of the initial investment are redeemable at any time at net asset value. Before enrolling in the Ready. Invest. Go. Program, new investors should consult with their tax advisor about the appropriate tax treatment for participating in the Ready. Invest. Go. Program and any tax implications associated with the receipt of the $100 initial investment. The Transfer Agent reserves the right to change the terms, restrict, or revoke the Ready. Invest. Go. Program at any time without advance notice.

You can request more information about the Transfer Agent’s Ready. Invest. Go. Program by contacting a Janus Henderson representative at 1-800-525-3713.

Please retain this Supplement with your records.

Janus Investment Fund

Janus Henderson Balanced Fund	Janus Henderson Global Research Fund
Janus Henderson Contrarian Fund	Janus Henderson Global Select Fund
Janus Henderson Emerging Markets Fund	Janus Henderson Global Sustainable Equity Fund
Janus Henderson Enterprise Fund	Janus Henderson Global Technology and Innovation Fund
Janus Henderson European Focus Fund	Janus Henderson Growth and Income Fund
Janus Henderson Forty Fund	Janus Henderson Overseas Fund
Janus Henderson Global Equity Income Fund	Janus Henderson Research Fund
Janus Henderson Global Life Sciences Fund	Janus Henderson Triton Fund
Janus Henderson Global Real Estate Fund	Janus Henderson Venture Fund

(collectively, the “Funds”)

Class A Shares

Class C Shares

Supplement dated October 28, 2024

to Currently Effective Prospectuses

Effective October 28, 2024, the Funds’ Prospectuses are amended as follows:

1.

Under “Ameriprise Financial” in the Appendix A – Intermediary Sales Charge Waivers and Discounts section of the Funds’ prospectuses, the following information replaces the corresponding information in its entirety:

AMERIPRISE FINANCIAL

The following information is provided by Ameriprise Financial:

Sales Charge Reductions and Waivers Available from Certain Financial Intermediaries

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described below. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly through another financial intermediary to receive these reductions or waivers.

*********

Ameriprise Financial

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

•	Transaction size breakpoints, as described in this prospectus or the SAI.
•	Rights of accumulation (ROA), as described in this prospectus or the SAI.
•	Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

•

shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•

shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•

shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

shares purchased from the proceeds of redemptions from another fund in the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

•	redemptions due to death or disability of the shareholder
•	shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
•	redemptions made in connection with a return of excess contributions from an IRA account
•	shares purchased through a Right of Reinstatement (as defined above)
•	redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

2.

Under “Edward Jones – Sales Charge Waivers” in the Appendix A – Intermediary Sales Charge Waivers and Discounts section of the Funds’ prospectuses, the following information replaces the corresponding information in its entirety:

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•

Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•

Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

2

¡	The redemption and repurchase occur in the same account.
¡

The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA. The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

•

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529 shares made for recontribution of refunded amounts.

3.

Under “J.P. Morgan Securities” in the Appendix A – Intermediary Sales Charge Waivers and Discounts section of the Funds’ prospectuses, the following paragraph replaces the second paragraph in its entirety:

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back- end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.

Please retain this Supplement with your records.

3